SUPPLEMENT TO THE STATUTORY PROSPECTUS

FOR THE ICON INTERNATIONAL FUNDS

Supplement Effective February 18, 2016 to

the Statutory Prospectus (the “Prospectus”) dated January 22, 2016

This supplement relates to all Funds in the Prospectus. The respective returns set forth in the Average Annual Total Returns for the Periods ended 12/31/15 table should be deleted and replaced with the following on the respective pages as stated below:

ICON Emerging Markets Fund (Formerly the ICON Asia Pacific Fund) – Page 5

		1 Year	5 Year	10 Year	Since Inception
ICON Emerging Markets Fund - Class A	Before Taxes	-7.93%	-1.42%	N/A	0.89%

ICON International Equity Fund – Page 9

		1 Year	5 Year	10 Year	Since Inception
ICON International Equity Fund - Class A	Before Taxes	-4.37%	-2.89%	N/A	-1.28%